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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2002

ANTHEM, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-16751 (Commission File Number)	35-2145715 (IRS Employer Identification No.)

120 Monument Circle
Indianapolis, IN 46204
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 488-6000

N/A
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

        Officers of the Company expect to meet with securities analysts and investors during the week of June 17, 2002. During these meetings, the officers expect to confirm the Company's ability to meet the earnings expectations given in a press release and conference call on April 29, 2002. A copy of that press release was filed as Exhibit 99.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission on April 30, 2002.

This press release referred to above contains certain forward-looking information about Anthem, Inc. ("Anthem") and the combined company after completion of the transactions that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Anthem, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the Securities and Exchange Commission ("SEC") made by Anthem; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits and managed care; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation targeted at health benefits companies; our ability to contract with providers consistent with past practice; our ability to consummate Anthem's acquisition of Trigon Healthcare, Inc. ("Trigon"), to achieve expected synergies and operating efficiencies in the Trigon acquisition and to successfully integrate our operations; our expectations regarding the timing, completion and accounting and tax treatments of the transactions and the value of the transaction consideration; and general economic downturns. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Anthem does not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You are also urged to carefully review and consider the various disclosures in Anthem's various SEC filings, including but not limited to the registration statement on Form S-4, including the definitive joint proxy statement/prospectus constituting a part thereof, filed by Anthem on June 7, 2002, Anthem's Annual Report on Form 10-K for the year ended December 31, 2001, and Anthem's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2002

ANTHEM, INC.
By:	/s/ MICHAEL L. SMITH Name: Michael L. Smith Title: Executive Vice President and Chief Financial and Accounting Officer

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SIGNATURE